                                                                    EXHIBIT 10.6

                                 AMENDMENT NO. 2

                          Dated as of November 8, 2002

                                       to

                           SECOND AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                         Dated as of September 24, 2002

      THIS AMENDMENT NO. 2 (this "Amendment") dated as of November 8, 2002 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor, NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Collection Agent, ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise"), as a Conduit Investor, COMPASS US ACQUISITION, LLC, a Delaware limited liability company ("Compass"), as a Conduit Investor, GIRO MULTI-FUNDING CORPORATION, a bankruptcy-remote special purpose company incorporated in Delaware ("GMFC"), as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO as Class A Bank Investors, BANK OF AMERICA, N.A. ("Bank of America"), as Class B Investor, WESTLB AG, NEW YORK BRANCH ("WestLB"), as an Administrative Agent, BAYERISCHE LANDESBANK, NEW YORK BRANCH ("BLB"), as an Administrative Agent and BANK OF AMERICA, N.A., as an Administrative Agent and as Agent, ASSET ONE SECURITIZATION, LLC ("Asset One"), as a new Conduit Investor, and SOCIETE GENERALE ("SG"), as a new Class A Bank Investor and a new Administrative Agent.

                             PRELIMINARY STATEMENTS

            A. The Transferor, the Collection Agent, Compass, Enterprise, GMFC, the Class A Bank Investors, the Class B Investor, WestLB, as an Administrative Agent, BLB, as an Administrative Agent, and Bank of America, as an Administrative Agent and as Agent, are parties to that certain Second Amended and Restated Transfer and Administration Agreement dated as of September 24, 2002 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

            B. The parties hereto have agreed to add Asset One as a "Conduit Investor" under the TAA and SG as a "Class A Bank Investor" and "Administrative Agent" under the TAA. In connection therewith, the existing Conduit Investors will assign a portion of the outstanding Transferred Interests and Net Investment held by them to Asset One (or, if Asset One shall decline to accept such assignment, to SG as the Class A Bank Investor for Asset One) such that, from and after such assignment, the percentage of the outstanding Transferred Interests and Net Investment held by each Related Group will be proportional to their respective Related Group Limits.

            C. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to TAA. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, effective as of the Effective Date (as defined below), the TAA is amended as follows:

            1.1 The definition of "Administrative Agent" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

            "Administrative Agent" means (i) Bank of America as administrative agent for the Related Group that includes Enterprise, (ii) WestLB, as administrative agent for the Related Group that includes Compass, (iii) BLB, as administrative agent for the Related Group that includes GMFC,
      (iv) Bank of America, as administrative agent for the Related Group that includes the Class B Investors or (v) Societe Generale, as administrative agent for the Related Group that includes Asset One.

            1.2 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

            "Asset One" means Asset One Securitization, LLC, a limited liability company organized under the laws of Delaware, together with its successors and permitted assigns.

            1.3 The definition of "Conduit Investor" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

            "Conduit Investor" means Enterprise, Compass, GMFC or Asset One.

            1.4 The definition of "CP Tranche Period" is amended to add the following at the end of such definition:

            "In no event shall a CP Tranche Period for Asset One exceed 45 days."

            1.5 The definition of "Fee Letter" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

            "Fee Letter" means (i) the letter agreement dated January 31, 2002 among the Transferor, Enterprise and Bank of America with respect to the fees to be paid by the Transferor hereunder in respect of the Related Group that includes Enterprise, as amended, modified or supplemented from time to time, (ii) the letter agreement dated January 31, 2002 between the Transferor, Compass and WestLB with respect to the fees to be paid by the Transferor hereunder with respect to the Related Group that includes Compass, as amended, modified or supplemented from time to time, (iii) the letter agreement dated October 26, 2000 between the Transferor, GMFC and BLB with respect to the fees to be paid by the Transferor hereunder with respect to the Related Group that includes GMFC, as amended, modified or supplemented from time to time or (iv) the letter agreement dated November 12, 2002 between the Transferor, Asset One and SG with respect to the fees to be paid by the Transferor hereunder with respect to the Related Group that includes Asset One, as amended, modified or supplemented from time to time.

            1.6 The definition of "Related Group" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

            "Related Group" means any of the following groups: (i) Enterprise, as a Conduit Investor, Bank of America, N.A and Landesbank Hessen-Thueringen Girozentrale, as a Class A Bank Investors, and Bank of America, N.A. as an Administrative Agent, together with their respective successors and permitted assigns, (ii) Compass, as a Conduit Investor, Landesbank Hessen-Thueringen Girozentrale, as a Class A Bank Investor and WestLB, as a Class A Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (iii) GMFC, as a Conduit Investor, and BLB, as a Class A Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns and (iv) Asset One, as a Conduit Investor, and Societe Generale, as a Class A Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns.

            1.7 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

            "SG" means Societe Generale together with its successors and permitted assigns.

            1.8 The second sentence of Section 9.7(b) is amended to delete the words "S&P and Moody's" and to substitute therefor the words "each applicable Rating Agency".

            1.9 Section 10.3 of the TAA is amended to add the following notice addresses for Asset One and SG, respectively:

            If to Asset One:

            Asset One Securitization, LLC
            c/o AMACAR Group, LLC
            6525 Morrison Boulevard, Suite 318
            Charlotte, North Carolina 28211
            Attention: Douglas K. Johnson
            Tel: 704/365-0569
            Fax: 704/365-1362

            If to the Administrative Agent for Asset One:

            Societe Generale
            1221 Avenue of the Americas

            New York, New York 10020
            Attention: Chin-Eav Eap
            Tel:  212/278-6000
            Fax:  212/278-7320

            1.10 Schedule I to the TAA is hereby amended to add the following as the notice address for SG in its capacity as a Class A Bank Investor.

            SOCIETE GENERALE
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Chin-Eav Eap
            Tel: 212/278-6000
            Fax: 212/ 278-7320

            1.11 Schedule II to the TAA is hereby amended in its entirety to read as set forth on the New Schedule II attached hereto.

            SECTION 2. Addition of New Investor: Assignment and Acceptance; Special Adjustment.

            (a) Each of the parties hereto agrees that, effective as of the Effective Date, (i) Asset One shall become a party to the TAA as a Conduit Investor and (ii) SG shall become a party to the TAA as a Class A Bank Investor and as an Administrative Agent.

            (b) Effective upon receipt of the Purchase Price (as defined below) on the Effective Date, each of Enterprise and Compass (each an "Assignor") hereby sells, grants, assigns and conveys to Asset One (or, if Asset One shall elect not to accept such assignment, to SG as the Class A Bank Investor for Asset One), without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage ownership interest in such Assignor's right, title and interest in and to the outstanding Transferred Interests and Net Investment in the respective amounts and percentages necessary so that, from and after such sale and the adjustment described in paragraph (f) below, the percentage of the outstanding Transferred Interests and Net Investment held by each Related Group shall be proportional to their respective Related Group Limits (determined after giving effect to the amendments described in Section 1 above). Asset One may in its discretion (and if Asset One declines to do so, then SG as the related Class A Bank Investor shall) purchase and accept such grant, assignment and conveyance from the respective Assignors.

            (c) Asset One or SG, as applicable, agrees that the purchase price payable by it to the respective Assignors in respect of each assignment pursuant to clause (b) above (the "Purchase Price") shall be as set forth on Schedule III attached hereto. Such amount shall be payable on the Effective Date by wire transfer of immediately available funds to the respective Administrative Agents for the Assignors by no later than 1:00 P.M. (New York time) on the Effective Date.

            (d) Each Assignor hereby represents and warrants to Asset One and SG that such Assignor owns the interest in the Transferred Interests and Net Investment being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Transferred Interests and Net Investment to any other party.

            (e) Each of Asset One and SG hereby acknowledges and agrees that, except for each Assignor's representations and warranties contained in paragraph
(d) above, it has entered into this Agreement on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Agent, any other Investor or any other Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuiness, enforceability or sufficiency of the TAA, any other Transaction Document, any Receivable, or any other instrument or document related to the foregoing.

            (f) The parties hereto acknowledge that a further adjustment to the Net Investment held by the Related Groups is required in order to ensure that the Net Investment held by each Related Group is proportional to their respective Related Group Limits. Accordingly, on the Effective Date (i) the Transferor shall make a special Incremental Transfer to be funded solely by the Related Group that includes GMFC in an amount equal to $6,475,857.14 and (ii) the Transferor shall make a special payment to the Administrative Agent for Compass in an amount equal to $5,829,928.57 and a special payment to the Administrative Agent for Enterprise in an amount equal to $645,928.57, which special payments shall be applied to reduce the portion of the Net Investment held by Compass and Enterprise, respectively. Such special payments shall be made by the Transferor by no later than 1:00 P.M. (New York time) on the Effective Date.

            SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date (the "Effective Date") which is the later of (i) November 12, 2002 and (ii) the date on which the following conditions precedent have been satisfied:

            (a) the Agent shall have received counterparts of this Amendment duly executed by the Transferor, the Collection Agent, Asset One, SG, the Conduit Investors, the Class A Bank Investors, the Class B Investor, the Administrative Agents and the Agent;

            (b) SG shall have received a Fee Letter duly executed by each of the Transferor, Asset One and SG; and

            (c) SG shall have received confirmation from each of S&P and Fitch that (i) the Transferred Interest will be treated as an "A-3" (or better) asset for Asset One for purposes of the documents governing Asset One's commercial paper program and (ii) the execution and delivery of this Amendment by Asset One will not result in the reduction or withdrawal of the then current ratings of Asset One's Commercial Paper.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                        ENTERPRISE FUNDING CORPORATION,
                                        as a Conduit Investor

                                        By: /s/ Frank B. Bilotta
                                            ------------------------------------
                                        Name: Frank B. Bilotta
                                        Title: Vice President


                                        COMPASS US ACQUISITION, LLC,
                                        as a Conduit Investor

                                        By: /s/ Douglas K. Johnson
                                            ------------------------------------
                                        Name: Douglas K. Johnson
                                        Title: President


                                        GIRO MULTI-FUNDING CORPORATION,
                                        as a Conduit Investor

                                        By: /s/ Kevin Burns
                                            ------------------------------------
                                        Name: Kevin Burns
                                        Title: Vice President


                                        NMC FUNDING CORPORATION,
                                        as Transferor

                                        By: /s/ Marc Lieberman
                                            ------------------------------------
                                        Name: Marc Lieberman
                                        Title: Treasurer


                                        NATIONAL MEDICAL CARE, INC., as
                                        Collection Agent

                                        By: /s/ Marc Lieberman
                                            ------------------------------------
                                        Name: Marc Lieberman
                                        Title: Treasurer


                                Signature Page to
                                 Amendment No. 2

                                        BANK OF AMERICA, N.A., as Agent,
                                        as an Administrative Agent and as
                                        a Class A Bank Investor

                                        By: /s/ John K. Svolos
                                            ------------------------------------
                                        Name: John K. Svolos
                                        Title: Principal


                                        WESTLB AG, NEW YORK BRANCH,
                                        as an Administrative Agent and
                                        as a Class A Bank Investor

                                        By: /s/ Christian C. Brune
                                            ------------------------------------
                                        Name: Christian C. Brune
                                        Title: Director, Global Securitization
                                               Americas

                                        By: /s/ Michael Cheng
                                            ------------------------------------
                                        Name: Michael Cheng
                                        Title: Associate Director Securitization


                                        BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                        as an Administrative Agent and as a
                                        Class A Bank Investor

                                        By: /s/ Alexander Kohnert
                                            ------------------------------------
                                        Name: Alexander Kohnert
                                        Title: First Vice President

                                        By: /s/ Lori-Ann Wynter
                                            ------------------------------------
                                        Name: Lori-Ann Wynter
                                        Title: Vice President


                                        LANDESBANK HESSEN-THUERINGEN
                                        GIROZENTRALE, as a Class A Bank
                                        Investor

                                        By: /s/ Martin Scheele
                                            ------------------------------------
                                        Name: Dr. Martin Scheele
                                        Title: Vice President

                                        By: /s/ Jens Doring
                                            ------------------------------------
                                        Name: Jens Doring
                                        Title: Associate


                                Signature Page to
                                 Amendment No. 2

                                        BANK OF AMERICA, N.A.,
                                        as a Class B Investor

                                        By: /s/ Philip S. Durand
                                            ------------------------------------
                                        Name: Philip S. Durand
                                        Title: Managing Director


                                        ASSET ONE SECURITIZATION, LLC,
                                        as a Conduit Investor

                                        By: /s/ Evelyn Echevarria
                                            ------------------------------------
                                        Name: Evelyn Echevarria
                                        Title : Vice President


                                        SOCIETE GENERALE,
                                        as an Administrative Agent and
                                        as a Class A Bank Investor

                                        By: /s/ Chin-Eav Eap
                                            ------------------------------------
                                        Name: Chin-Eav Eap
                                        Title: Vice President

                                        By: /s/ Paul Schmieder
                                            ------------------------------------
                                        Name: Paul Schmieder
                                        Title: Director


                                Signature Page to
                                 Amendment No. 2

                                 NEW SCHEDULE II

                                       to

                           SECOND AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

A. COMMITMENTS OF CLASS A BANK INVESTORS

Class A Bank Investor                                         Commitment
---------------------                                         ----------
Bank of America, N.A                                        $155,000,000

WestLB AG,
New York Branch                                             $150,000,000

Bayerische Landesbank, New York Branch                      $120,000,000

Landesbank Hessen - Thueringen Girozentrale                 $ 75,000,000(1)

Societe Generale                                            $ 60,000,000

B. COMMITMENTS OF CLASS B INVESTORS

Class B Investor                                              Commitment
----------------                                              ----------
Bank of America, N.A                                        $ 16,000,000

----------
(1) Landesbank Hessen - Thueringen Girozentrale is a member of both the Compass and the Enterprise Related Groups. The portion of its Commitment included in the Compass Related Group is $50,000,000. The portion of its Commitment included in the Enterprise Related Group is $25,000,000.

                                  SCHEDULE III

                       PURCHASE PRICE PAYABLE TO ASSIGNORS

To:        Enterprise Funding Corporation    $32,339,285.71

           Compass US Acquisition, LLC       $16,169,642.86